                                      LOGO

                         ------------------------------

                                   PROSPECTUS

                         ------------------------------

                           MONEY MARKET MUTUAL FUND -
                                 CLASS A SHARES

                              CALIFORNIA TAX-FREE
                            MONEY MARKET MUTUAL FUND

                                  MAY 1, 1995

             AS SUPPLEMENTED ON AUGUST 1, 1995 AND JANUARY 2, 1996

                   MONEY MARKET MUTUAL FUND -- CLASS A SHARES

                              CALIFORNIA TAX-FREE
                            MONEY MARKET MUTUAL FUND
                                   SERIES OF

                             STAGECOACH FUNDS, INC.
                        SUPPLEMENT DATED JANUARY 2, 1996
                        TO PROSPECTUS DATED MAY 1, 1995

THIS SUPPLEMENT APPLIES ONLY TO INVESTORS RESIDENT IN OHIO WHO PURCHASE SHARES OF THE MONEY MARKET MUTUAL FUND -- CLASS A SHARES:

     The prospectus for the Fund does not comply with Ohio Administrative Code 1301:6-3-09(E)(12), which relates to the limitation on the Fund's investment in restricted securities, thereby distinguishing the Fund from an open-end investment company that meets all of the requirements of paragraphs (E) or
(F)(3) of Section 1301:6-3-09 of the Ohio Administrative Code. In accord with Ohio Administrative Code Section 1301:6-3-09(G) and as long as the Fund's shares are registered for sale to investors resident in Ohio, the Fund will be permitted to invest more than fifteen percent (15%), but will not invest more than forty-five percent (45%), of its total assets in the "securities of issuers . . . which are restricted as to disposition" in so far as the Ohio Administrative Code requires this limitation.

                        SUPPLEMENT DATED AUGUST 1, 1995
                        TO PROSPECTUS DATED MAY 1, 1995
                    FOR MANAGED SWEEP ACCOUNT CUSTOMERS AND
                   MONEY MARKET ACCESS ACCOUNT(TM) CUSTOMERS.

     The following information is provided to potential investors seeking to invest in the Class A Shares of the Money Market Mutual Fund or the shares of the California Tax-Free Money Market Mutual Fund (collectively, the "Funds") through a Managed Sweep Account or a Money Market Access Account (each, an "Account") established with Wells Fargo Bank, N.A. ("Wells Fargo Bank") and supplements the Prospectus dated May 1, 1995 of the Funds.

                 INVESTMENTS THROUGH A MANAGED SWEEP ACCOUNT OR
                         A MONEY MARKET ACCESS ACCOUNT

     Customers of Wells Fargo Bank may invest in Class A Shares of the Money Market Mutual Fund or in shares of the California Tax-Free Money Market Mutual Fund through a Money Market Access Account established with the Bank. Customers of Wells Fargo Bank who currently hold shares of the California Tax-Free Money Market Mutual Fund through a Managed Sweep Account may also open additional Managed Sweep Accounts that sweep into the California Tax-Free Money Market Mutual Fund. Investments through an Account are governed by the terms and conditions of the Account, which are set forth in a separate Disclosure Statement provided by Wells Fargo Bank to each Account holder. In light of the automated sweep and custodial account structure of investments through an Account, certain of the features described in this Prospectus are not available to investors purchasing shares through an Account. Specifically, shares of a Fund purchased through an Account may be redeemed only through the Account, and the dividend and distribution options and exchange privileges described in this Prospectus are not available with respect to shares purchased through an Account. Potential Account holders should refer to the Disclosure Statement for more information regarding the Account, including information about fees and expenses.

                                      LOGO

                   MONEY MARKET MUTUAL FUND - CLASS A SHARES

                  CALIFORNIA TAX-FREE MONEY MARKET MUTUAL FUND

     Stagecoach Funds, Inc. (the "Company") is a professionally managed, open-end series investment company. This Prospectus contains information about two of the funds in the Stagecoach Family of Funds -- the MONEY MARKET MUTUAL FUND and the CALIFORNIA TAX-FREE MONEY MARKET MUTUAL FUND (each a "Fund" and, collectively, the "Funds" or "Money Market Funds").

     The MONEY MARKET MUTUAL FUND seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term securities. This Prospectus describes the Class A Shares of the Money Market Mutual Fund. Pursuant to the approval of the Company's Board of Directors, the previously existing single class of shares of the Fund has been redesignated the Class A Shares and a new class of shares, the Class S Shares, has been created. Currently, the Class S Shares are available only to qualified business investors who purchase Fund shares through certain non-interest bearing transaction accounts at Wells Fargo Bank.

     The CALIFORNIA TAX-FREE MONEY MARKET MUTUAL FUND seeks to obtain a high level of income exempt from federal income taxes and California personal income taxes, while preserving capital and liquidity, by investing in high-quality, U.S. dollar-denominated money market instruments, primarily municipal obligations.

     AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A CONSTANT $1.00 NET ASSET VALUE PER SHARE.

     The Funds are advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank") which also serves as the Funds' transfer and dividend disbursing agent and custodian. In addition, Wells Fargo Bank is a Shareholder Servicing Agent (as defined below) and a Selling Agent (as defined below) under a Selling Agreement with the Funds' distributor. Stephens Inc. ("Stephens") is the Funds' sponsor and administrator and serves as the distributor of the Funds' shares.

     This Prospectus sets forth concisely information about the Funds that a prospective investor should know before investing. It should be read and retained for future reference.

     Statements of Additional Information ("SAIs"), dated May 1, 1995, for the Funds have been filed with the Securities and Exchange Commission ("SEC") and are incorporated by reference. The SAI for each Fund is available free of charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling the Company at 800-222-8222. Information concerning Class S Shares is also available by calling the Company at this number.

   SHARES OF THE FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED,
    ENDORSED OR GUARANTEED BY, WELLS FARGO BANK OR ANY OF ITS AFFILIATES.
      SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT,
        THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE
            BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT
                IN THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING
                         POSSIBLE LOSS OF PRINCIPAL.

    WELLS FARGO BANK IS THE INVESTMENT ADVISER AND PROVIDES CERTAIN OTHER
     SERVICES TO THE FUNDS, FOR WHICH IT IS COMPENSATED. STEPHENS, WHICH
         IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE SPONSOR AND
                          DISTRIBUTOR FOR THE FUNDS.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER
        REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED
            UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
                        REPRESENTATION TO THE CONTRARY
                            IS A CRIMINAL OFFENSE.

                          PROSPECTUS DATED MAY 1, 1995
             AS SUPPLEMENTED ON AUGUST 1, 1995 AND JANUARY 2, 1996

                               TABLE OF CONTENTS

                                                                               PAGE
                                                                               ----
Prospectus Summary...........................................................    1
Summary of Fund Expenses.....................................................    3
Financial Highlights.........................................................    5
How the Funds Work...........................................................    7
The Funds and Management.....................................................   10
Investing in the Funds.......................................................   11
Dividends....................................................................   16
How To Redeem Shares.........................................................   16
Additional Shareholder Services..............................................   20
Management and Servicing Fees................................................   22
Taxes........................................................................   25
Prospectus Appendix -- Additional Investment Policies........................  A-1

                               PROSPECTUS SUMMARY

     The Funds provide you with a convenient way to invest in a portfolio of securities selected and supervised by professional management. The following provides you with summary information about each of the Funds. For more information, please refer specifically to the identified Prospectus sections and generally to the Prospectus and SAI.

Q.  WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

A. The MONEY MARKET MUTUAL FUND seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term securities. In pursuing this objective, the Fund invests in securities with remaining maturities not exceeding thirteen months, as determined in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). These securities include obligations of the U.S. Government, its agencies and instrumentalities, high-quality debt obligations such as corporate debt, certain obligations of U.S. banks and certain repurchase agreements.

    The CALIFORNIA TAX-FREE MONEY MARKET MUTUAL FUND seeks to obtain a high level of income exempt from federal income taxes and California personal income taxes, while preserving capital and liquidity, by investing in high-quality, U.S. dollar-denominated money market instruments, primarily municipal obligations. The Fund, in pursuing its objective, invests in securities with remaining maturities not exceeding thirteen months, as determined in accordance with Rule 2a-7 under the 1940 Act. Under normal market conditions, substantially all of the Fund's assets will be invested in California municipal obligations that are exempt from federal income taxes and California personal income taxes. Certain risks may arise from the Fund's concentration in investments in California municipal obligations.

    Each Fund seeks to maintain a net asset value of $1.00 per share; however, there is no assurance that this will be achieved. See "How the Funds Work" and "Prospectus Appendix -- Additional Investment Policies."

Q.  WHO MANAGES MY INVESTMENTS?

A. Wells Fargo Bank, as the Funds' investment adviser, manages your investments. Wells Fargo Bank also provides the Funds with transfer agency, dividend disbursing agency, and custodial services. In addition, Wells Fargo Bank is a Shareholder Servicing Agent (as defined below) and a Selling Agent (as defined below). See "The Funds and Management" and "Management and Servicing Fees."

Q.  HOW DO I INVEST?

A. You may invest by purchasing shares of the Funds at their net asset value. You may open an account by investing at least $2,500, and you may add to your account by making additional investments of at least $100, although certain exceptions to these minimums may be available. Shares may be purchased on any day the Funds are open by wire, by mail, or by an automatic investment feature called the AutoSaver Plan. California Tax-Free Money Market Mutual Fund shares may not be suitable investments for tax-exempt institutions or tax-exempt retirement plans, since such investors would not benefit from the exempt status of such Funds' dividends. See "Investing in the Funds." In addition, California Tax-Free Money Market Mutual Fund shares are not available in all states. For more details, contact Stephens (the Funds' sponsor and distributor), a Shareholder Servicing Agent (such as Wells Fargo Bank) or a Selling Agent.

Q.  HOW WILL I RECEIVE DIVIDENDS AND ANY CAPITAL GAINS?

A. Dividends from net investment income are declared daily and automatically reinvested monthly in additional shares of the Funds at net asset value unless you elect to receive dividends in cash. Any capital gains will be distributed at least annually in the same manner. See "Dividends" and "Additional Shareholder Services."

Q.  HOW MAY I REDEEM SHARES?

A. You may redeem your shares, without charge by either Fund, on any day the Funds are open by letter, by an automatic feature called the Systematic Withdrawal Plan, or by telephone (if you have so authorized). See "How To Redeem Shares." For more details, contact Stephens, a Shareholder Servicing Agent or a Selling Agent (such as Wells Fargo Bank).

Q.  WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF
    INVESTMENT?

A. An investment in either Fund is not insured against loss of principal. Although the Funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so. Also, the Funds' shares are not insured or guaranteed. Since the California Tax-Free Money Market Mutual Fund will invest primarily in securities issued by California, its agencies and municipalities, events in California are more likely to affect this Fund's investments. Also, the California Tax-Free Money Market Mutual Fund is nondiversified, which means that its assets may be invested among fewer issuers and therefore the value of its assets may be subject to greater impact by events affecting one of its investments. You should be prepared to accept some risk with the money you invest in these Funds. As with all mutual funds, there can be no assurance that the Funds will achieve their investment objectives.

                            SUMMARY OF FUND EXPENSES

     This expense summary is a standard format required for all mutual funds to help you understand the various costs and expenses you will bear directly or indirectly as a shareholder of the Funds. As shown below, you are not charged sales charges, redemption fees, or exchange fees. You should consider this expense information together with the important information in this Prospectus, including the Funds' investment objectives and policies.

                        SHAREHOLDER TRANSACTION EXPENSES

                                                                                CALIFORNIA
                                                                                 TAX-FREE
                                                                                  MONEY
                                                               MONEY MARKET       MARKET
                                                               MUTUAL FUND        MUTUAL
                                                             (CLASS A SHARES)      FUND
                                                             ----------------   ----------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)........................       None           None
Sales Charge Imposed on Reinvested Dividends.................       None           None
Sales Charge Imposed on Redemptions*.........................       None           None
Exchange Fees................................................       None           None

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                        MONEY MARKET     CALIFORNIA
                                                         MUTUAL FUND      TAX-FREE
                                                          (CLASS A      MONEY MARKET
                                                           SHARES)       MUTUAL FUND
                                                        -------------   -------------
Management Fee........................................          0.40%           0.50%
Rule 12b-1 Fee(1).....................................          0.02%           0.03%
Total Other Expenses(1):
  Shareholder Servicing Fee(1)**......................  0.28%           0.04%
  Administrative Fee..................................  0.03%           0.03%
  Other Expenses(1)...................................  0.02%           0.05%
                                                        -----           -----
                                                                0.33%           0.12%
                                                                -----           -----
TOTAL FUND OPERATING EXPENSES(1)......................          0.75%           0.65%

---------------

(1) After any waivers or reimbursements.
 * The Company reserves the right to impose a charge for wiring redemption proceeds.
** The Funds understand that a Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Funds, such as requiring a minimum initial investment or payment of a separate fee for additional services.

                              EXAMPLE OF EXPENSES

                                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                   ------    -------    -------    --------
You would pay the following expenses on a $1,000
  investment in a Fund, assuming a 5% annual
  return and redemption at the end of each time
  period indicated:
     California Tax-Free
        Money Market Mutual Fund.................   $  7      $  21      $  36       $ 81
     Money Market Mutual Fund
        (Class A Shares).........................   $  8      $  24      $  42       $ 93

                              EXPLANATION OF TABLE

     SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell Fund shares. There are no Shareholder Transaction Expenses for these Funds. However, the Company reserves the right to impose a charge for wiring redemption proceeds.

     ANNUAL FUND OPERATING EXPENSES for the Funds are based on amounts incurred during the most recent fiscal year, restated to reflect voluntary fee waivers and expense reimbursements that are expected to continue during the current fiscal year. Wells Fargo Bank and Stephens each has agreed to waive or reimburse all or a portion of its respective fees if certain Fund expenses exceed limits set by state securities laws or regulations. In addition, Wells Fargo Bank and Stephens at their sole discretion may waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, a Fund. Any waivers or reimbursements would reduce a Fund's total expenses. There can be no assurance that waivers or reimbursements will continue. Absent waivers and reimbursements, the percentages shown above under "Rule 12b-1 Fees," "Total Other Expenses," and "Total Fund Operating Expenses" would be 0.05%, 0.44% and 0.89%, respectively, for the Class A Shares of the Money Market Mutual Fund; and 0.05%, 0.53% and 1.08%, respectively, for the California Tax-Free Money Market Mutual Fund. Long-term shareholders in the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers ("NASD"). For more complete descriptions of the various costs and expenses you can expect to incur as an investor in each Fund, please see the Prospectus section captioned "Management and Servicing Fees."

     EXAMPLE OF EXPENSES is a hypothetical example which illustrates the expenses associated with a $1,000 investment over the periods shown, based on the expenses in the table above and an assumed annual rate of return of 5%. This rate of return should not be considered an indication of actual or expected performance of a Fund. In addition, the example should not be considered a representation of past or future expenses and actual expenses may be greater or lesser than those shown.

                              FINANCIAL HIGHLIGHTS

     The following information has been derived from the Financial Highlights in the Funds' 1994 annual financial statements. The financial statements are incorporated by reference into the SAI for each Fund and have been audited by KPMG Peat Marwick, LLP, independent auditors, whose report dated February 17, 1995 also is incorporated by reference in the SAI. This information should be read in conjunction with the Funds' 1994 annual financial statements and the notes thereto. The SAI for each Fund has been incorporated by reference into this Prospectus.

                            MONEY MARKET MUTUAL FUND
                        FOR A CLASS A SHARE OUTSTANDING

                                            YEAR ENDED        YEAR ENDED       PERIOD ENDED*
                                           DEC. 31, 1994     DEC. 31, 1993     DEC. 31, 1992
                                           -------------     -------------     -------------
Net Asset Value Beginning of Period......        $ 1.00           $ 1.00            $ 1.00
Income from Investment Operations:
Net Investment Income....................          0.04             0.03              0.02
Less Distributions:
Dividends from Net Investment Income.....         (0.04)           (0.03)            (0.02)
Net Asset Value End of Period............        $ 1.00           $ 1.00            $ 1.00
Total Return (not annualized)............          3.74%            2.70%             1.50%
Ratios/Supplemental Data:
Net Assets, End of Period (000's)........    $2,343,942         $317,474          $236,269
Number of shares outstanding, End of
  Period (000's).........................     2,344,028          317,474           236,270
Ratios to Average Net Assets
  (annualized):
Ratio of Expenses to Average Net
  Assets(1)..............................          0.69%            0.58%             0.20%
Ratio of Net Investment Income to Average
  Net Assets(2)..........................          4.12%            2.67%             2.98%
---------------
(1) Ratio of Expenses to Average Net
    Assets Prior To Waived Fees and
    Reimbursed Expenses..................          0.89%            1.00%             0.94%
(2) Ratio of Net Investment Income to
    Average Net Assets Prior To Waived
    Fees and Reimbursed Expenses.........          3.92%            2.25%             2.24%
 *  The Fund commenced operations on July
    1, 1992

                    CALIFORNIA TAX-FREE MONEY MARKET MUTUAL FUND
                              FOR A SHARE OUTSTANDING

                                                   YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                    DEC. 31,      DEC. 31,      DEC. 31,
                                                      1994          1993          1992
                                                   ----------    ----------    ----------
Net Asset Value, Beginning of Period..............    $ 1.00        $ 1.00        $ 1.00
Income from Investment Operations:
Net Investment Income.............................      0.02          0.02          0.03
Less Distributions:
Dividends from Net Investment Income..............     (0.02)        (0.02)        (0.03)
Net Asset Value, End of Period....................    $ 1.00         $1.00        $ 1.00
Total Return (not annualized).....................      2.28%         1.89%         2.81%
Ratios/Supplemental Data:
Net Assets, End of Period (000's).................  $869,745      $793,420      $572,906
Number of shares outstanding, End of Period
  (000's).........................................   869,824       793,426       572,907
Ratios to Average Net Assets (annualized):
Ratio of Expenses to Average Net Assets(1)........      0.62%         0.55%         0.28%
Ratio of Net Investment Income to Average Net
  Assets(2).......................................      2.26%         1.88%         2.41%
-------------------
(1) Ratio of Expenses to Average Net Assets Prior
    to Waived Fees and Reimbursed Expenses........      1.08%         1.06%         1.03%
(2) Ratio of Net Investment Income to Average Net
    Assets Prior to Waived Fees and Reimbursed
    Expenses......................................      1.80%         1.37%         1.66%

                               HOW THE FUNDS WORK

INVESTMENT OBJECTIVES AND POLICIES

THE MONEY MARKET MUTUAL FUND

     The Money Market Mutual Fund seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term securities. The Fund invests its assets only in U.S. dollar-denominated, high-quality money market instruments, and may engage in certain other investment activities as described in this Prospectus. Permitted investments include U.S. Government short-term obligations, obligations of domestic and foreign banks, commercial paper, and repurchase agreements. In pursuing its objective, the Fund invests in instruments with remaining maturities not exceeding thirteen months, as determined in accordance with Rule 2A-7 under the 1940 Act. As with all mutual funds, there can be no assurance that the Fund, which is a diversified portfolio, will achieve its investment objective. A more complete description of these investments and investment activities is contained in the "Prospectus Appendix -- Additional Investment Policies" and in the SAI.

THE CALIFORNIA TAX-FREE MONEY MARKET MUTUAL FUND

     The California Tax-Free Money Market Mutual Fund seeks to obtain a high level of income exempt from federal income taxes and California personal income taxes, while preserving capital and liquidity, by investing in high-quality, U.S. dollar-denominated money market instruments, primarily municipal obligations. This investment objective is fundamental and cannot be changed without shareholder approval. There can be no assurance that the Fund, which is a nondiversified portfolio, will achieve its investment objective. Wells Fargo Bank, as investment adviser to the Fund, will pursue the Fund's objective by investing (under normal market conditions) substantially all of the Fund's assets in the following types of municipal obligations that pay interest which is exempt from both federal income tax and California personal income tax: bonds, notes, and commercial paper issued by or on behalf of the State of California, its cities, municipalities, political subdivisions and other public authorities with remaining maturities not exceeding thirteen months, as determined in accordance with Rule 2A-7 under the 1940 Act. These municipal obligations and the taxable investments described below may bear interest at rates that are not fixed ("floating-and variable-rate instruments").

     The California Tax-Free Money Market Mutual Fund, which is nondiversified, may temporarily invest some of its assets in certain high-quality, taxable money market instruments or may engage in certain other investment activities as described in this Prospectus. The Fund may elect to invest temporarily up to 20% of its net assets in certain permitted taxable investments, which include cash reserves, U.S. Government obligations, obligations of domestic and foreign banks, foreign securities, rated commercial paper, taxable municipal obligations, repurchase agreements, and loans of portfolio securities. Such temporary investments would most likely be made when there is an unexpected or abnormal level of investor purchases or redemptions of Fund shares or because of unusual market conditions. The income from these temporary investments and investment activities may be subject to federal income taxes and California personal income taxes. However, as stated above, Wells Fargo Bank seeks to invest substantially all of the Fund's assets in securities exempt from such taxes. Additional description of tax-free municipal obligations, taxable money market instruments, and other investment activities is contained in the "Prospectus Appendix -- Additional Investment Policies" and in the SAI.

     As a matter of fundamental policy, at least 80% of the California Tax-Free Money Market Mutual Fund's net assets are invested (under normal market conditions) in municipal obligations that pay interest which is exempt from federal income taxes and not subject to the federal alternative minimum tax (or in other open-end tax-free money market funds with a similar fundamental policy). At least 65% of the Fund's total assets are invested (under normal market conditions) in municipal obligations that pay interest which is exempt from California personal income taxes. However, as a matter of general operating policy, the Fund seeks to have substantially all of its assets invested in such municipal obligations. The Fund's investment adviser may rely either on an opinion of counsel to the issuer of the municipal obligations or on Internal Revenue Service ("IRS") rulings regarding the tax treatment of these obligations. In addition, the Fund may invest 25% or more of its assets in California municipal obligations that are related in such a way that an economic, business or political development or change affecting one such obligation would also affect the other obligations; for example, the California Tax-Free Money Market Mutual Fund may own different municipal obligations which pay interest based on the revenues of similar types of projects.

LIMITING INVESTMENT RISKS

     The Funds, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Funds to maintain a stable net asset value of $1.00 per share. Of course, the Funds cannot guarantee a $1.00 share price. The Funds' dollar-weighted average portfolio maturity must not exceed 90 days. Any security that the Funds purchase must have a remaining maturity of not more than thirteen months. In addition, any security that the Funds purchase must present minimal credit risks and be of high quality (i.e., be rated in the top two rating categories by the required number of nationally recognized statistical rating organizations or, if unrated, determined to be of comparable quality to such rated securities). These determinations are made by Wells Fargo Bank, as the Funds' Investment Adviser, under guidelines adopted by the Company's Board of Directors.

     The Funds will seek to reduce risk by investing its assets in securities of various issuers. The Money Market Mutual Fund, but not the California Tax-Free Money Market Mutual Fund, will be considered to be diversified for purposes of the 1940 Act. In addition, the Funds, since their inception, have emphasized safety of principal and high credit quality. In particular, the internal investment policies of the Funds' investment adviser, Wells Fargo Bank, have always prohibited the purchase for the Funds of many types of floating rate derivative securities that are considered potentially volatile. The following types of derivative securities are not permitted investments for the Funds:

     - capped floaters (on which interest is not paid when market rates move above a certain level);

     - leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

     - range floaters (which do not pay any interest if market interest rates move outside of a specified range);

     - dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

     - inverse floaters (which reset in the opposite direction of their index).

     Additionally, the Funds may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as "COFI floaters." The Funds may only invest in floating rate securities that bear interest at a rate that resets quarterly or more frequently, and which resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate, the prime rate, published commercial paper rates or federal funds rates.

     Since the California Tax-Free Money Market Mutual Fund will invest primarily in securities issued by California and its agencies and municipalities, events in California will be more likely to affect the Fund's investments. While the California Tax-Free Money Market Mutual Fund will seek to reduce risk by investing its assets in securities of various issuers, the Fund will be considered to be nondiversified for purposes of the 1940 Act. However, the California Tax-Free Money Market Mutual Fund will comply with Internal Revenue Code of 1986 ("Code") diversification requirements, as described in the "Prospectus Appendix -- Additional Investment Policies" section below.

     California is experiencing recurring budget deficits caused by lower than anticipated tax-revenues and increased expenditures for certain programs. These budget deficits have depleted the state's available cash resources, and the state has recently had to use a series of external borrowings to meet its cash needs. In addition, since 1992 some of the credit rating agencies have assigned their third highest rating to certain of the state's debt obligations. On July 15, 1994, three of the ratings agencies rating California's long-term debt lowered their ratings of the state's general obligation bonds. Moody's Investors Service lowered its rating from "Aa" to "A1," Standard & Poor's Ratings Group lowered its rating from "A+" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AA" to "A." Since the California Tax-Free Money Market Mutual Fund may invest only in securities rated in the top two rating categories, any further rating downgrade of the state's debt obligations may impact the availability of securities that meet the Fund's investment policies and restrictions. The Fund's investment adviser continues to monitor and evaluate the Fund's investments in light of the events in California and the California Tax-Free Money Market Mutual Fund's investment objective and investment policies. The rating agencies also continue to monitor events in the state and the state and local governments' responses to budget shortfalls. See "Special Considerations Affecting California Municipal Obligations" in the SAI for the California Tax-Free Money Market Mutual Fund.

PERFORMANCE

     The performance of the California Tax-Free Money Market Mutual Fund and Class A Shares of the Money Market Mutual Fund may be advertised in terms of current yield or effective yield. In addition, the California Tax-Free Money Market Mutual Fund's performance may be advertised in terms of tax-equivalent yield or effective tax-equivalent yield. These performance figures are based on historical results and are not intended to indicate future performance.

     Yield refers to the income generated by an investment in a Fund over a seven-day period, expressed as an annual percentage rate. Effective yields are calculated similarly, but assume that the income earned from a Fund is reinvested in the Fund. Because of the effects of compounding, effective yields are slightly higher than yields. The tax-equivalent yield and the effective yield of the California Tax-Free Money Market Mutual Fund assume that a stated income tax rate has been applied to determine the tax-equivalent figures. The application of the stated income tax rate results in a higher yield figure.

     Additional information about the performance of each Fund is contained in the Annual Report for each Fund. The Annual Reports may be obtained free of charge by calling the Company at 800-222-8222.

                            THE FUNDS AND MANAGEMENT

     The Funds are two of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991, and currently offers shares of ten other series: the Asset Allocation Fund, California Tax-Free Bond Fund, California Tax-Free Income Fund, Corporate Stock Fund, Diversified Income Fund, Ginnie Mae Fund, Growth and Income Fund, Short-Intermediate U.S. Government Income Fund, U.S. Government Allocation Fund and the Variable Rate Government Fund. The Money Market Mutual Fund also offers a second class of shares -- Class S Shares. Class S Shares are subject to different levels of fees and expenses than Class A Shares and the performance of such shares may vary accordingly. Class S Shares are currently available only to qualified investors who invest through certain non-interest bearing transaction accounts with Wells Fargo Bank. Please contact Wells Fargo Bank at 800-222-8222 if you desire additional information about Class S Shares.

     The Board of Directors of the Company supervises the Funds' activities and monitors their contractual arrangements with various service providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing the Funds' investment objectives or fundamental investment policies. All shares of the Company have equal voting rights and will be voted in the aggregate, rather than by series or Class, unless otherwise required by law (such as when the voting matter affects only one series or Class). As a shareholder of the Funds, you are entitled to one vote for each share you own and fractional votes for fractional shares owned. A more detailed description of the voting rights and attributes of the shares is contained in the "Capital Stock" section of the Funds' SAI.

     Wells Fargo Bank is the Funds' investment adviser, transfer and dividend disbursing agent and custodian. In addition, Wells Fargo Bank is a Shareholder Servicing Agent of the Funds, and a Selling Agent under a Selling Agreement with the Funds' distributor. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of January 1, 1996, Wells Fargo Bank, N.A. provides investment advisory services for approximately $33 billion of assets under management. Wells Fargo Bank also serves as the investment adviser to the other separately managed series of the Company, and serves as investment adviser or sub-adviser to six other registered, open-end, management investment companies which consist of several separately managed investment portfolios. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94163.

     Stephens is the Funds' sponsor and administrator, and distributes the Funds' shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit-sharing plans, individual investors, foundations, insurance companies and university endowments.

                             INVESTING IN THE FUNDS

OPENING AN ACCOUNT

     You can buy shares in either Fund in one of the several ways described below. You will find an Account Application accompanying this Prospectus, which you must complete and sign to open an account. Additional documentation may be required from corporations, associations, and certain fiduciaries. Do not mail cash. If you have any questions or need extra forms, you may call 1-800-222-8222.

     After an application has been processed and an account has been established, subsequent purchases of different funds of the Company under the same umbrella account do not require the completion of additional applications. A separate application must be processed for each different umbrella account number (even if the registration is the same). Call the number on your confirmation statement to obtain information about what is required to change registration.

SHARE PRICE

     The price of a share of each Fund is its "net asset value," or NAV. The NAV of each share of the California Tax-Free Money Market Mutual Fund is computed by adding the value of the Fund's portfolio investments plus cash and other assets, deducting liabilities and then dividing the result by the number of shares outstanding. The NAV of a share of each Class of the Money Market Mutual Fund is the value of total net assets attributable to each Class divided by the number of outstanding shares of that Class. The value of the net assets per Class is determined daily by adjusting the net assets per Class at the beginning of the day by the value of each Class's shareholder activity, net investment income and net realized and unrealized gains or losses for that day. Net investment income is calculated each day for each Class by attributing to each Class a pro rata share of daily income and common expenses, and by assigning class-specific expenses to each Class as appropriate. As noted above, the Funds seek to maintain a constant $1.00 NAV share price, although there is no assurance that they will be able to do so.

     Shares of the Funds may be purchased on any day the Funds are open (a "Business Day"). The Funds are open on any day that either the New York Stock Exchange or Wells Fargo Bank is open. Currently the holidays observed by both the New York Stock Exchange and Wells Fargo Bank are New Year's Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each, a "Holiday").

     Wells Fargo Bank calculates each Fund's NAV as of both 9:00 a.m. (Pacific time) and 1:00 p.m. (Pacific time) each Business Day. The only transaction orders that are processed at 1:00 p.m. are those that are received at that time through Shareholder Servicing Agents in connection with automated investment programs. All transaction orders are processed at the NAV next determined after the order is received.

     The Funds' portfolio investments are valued on the basis of amortized cost. This valuation method is based on the receipt of a steady rate of payment from the date of purchase until maturity rather than actual changes in market value. The Company's Board of Directors believes that this valuation method accurately reflects fair value.

HOW TO BUY SHARES

     You may buy shares of the Funds on any Business Day by any of the methods described below. After a properly completed Account Application is received and your wire order or check is received, or an account with a bank, which is designated in the Account Application and which is approved by the Transfer Agent (an "Approved Account") is debited, your purchase order will be made effective and full and fractional shares will be purchased at the next determined NAV, which is expected to remain a constant $1.00 per share. If shares are purchased by a check which does not clear, the Company reserves the right to cancel the purchase and hold the investor responsible for any losses or fees incurred. In addition, the Funds may hold payment on any redemption until reasonably satisfied that your investments made by check have been collected (which may take up to 15 days). The Company reserves the right to reject any purchase order or suspend sales at any time.

     Generally, the minimum initial investment amount is $2,500. However, the minimum initial investment amount is $100 for investments made through the AutoSaver Plan purchase method (described below) and $250 for investments in Class A Shares of the Money Market Mutual Fund made through any tax-sheltered retirement account for which Wells Fargo Bank serves as custodian or trustee under a prototype trust approved by the IRS (a "Plan Account"). Where shares of the California Tax-Free Money Market Mutual Fund or Class A Shares of the Money Market Mutual Fund are purchased in exchange for shares of another fund in the Stagecoach Family of Funds, the minimum initial investment amount applicable to the shares being exchanged carries over. This means, for example, that you can invest $1,000 in either the California Tax-Free Money Market Mutual Fund or Class A Shares of the Money Market Mutual Fund even though each such Fund ordinarily requires a $2,500 minimum balance, in an exchange from a fund that has a $1,000 minimum balance. In addition, the minimum initial or subsequent purchase amount requirements may be waived or lowered for investments effected on a group basis by certain entities and their employees, such as pursuant to a payroll deduction or other accumulation plan. In addition, the minimum initial purchase amount does not apply to investors who purchase shares of the Funds as customers of a financial institution which has established a cash sweep arrangement with respect to one of the Funds. All subsequent investments must be at least $100. If you have questions regarding purchases of shares, please contact the Company at 800-222-8222 or contact a Shareholder Servicing Agent or Selling Agent (defined below).

     California Tax-Free Money Market Mutual Fund shares may not be suitable investments for tax-exempt institutions or tax-sheltered retirement plans, since such investors would not benefit from the exempt status of the Fund's dividends. See "Federal Income Taxes - Special Tax Considerations" in the SAI. In addition, California Tax-Free Money Market Mutual Fund shares are not available in all states.

INITIAL PURCHASES BY WIRE

     1. Complete an Account Application.

     2. Instruct the wiring bank to transmit the specified amount in federal funds ($2,500 or more) to:

        Wells Fargo Bank, N.A.
        San Francisco, California
        Bank Routing Number: 121000248
        Wire Purchase Account Number: 4068-000587
        Attention: Stagecoach Funds (Name of Fund) (designate Class A, if applicable)
        Account Name(s): Name(s) in which to be registered
        Account Number: (if investing into an existing account)

     3. A completed Account Application should be mailed, or sent by telefacsimile with the original subsequently mailed, to the following address immediately after the funds are wired and must be received and accepted by the Transfer Agent before an account can be opened:

        Wells Fargo Bank, N.A.
        Stagecoach Shareholder Services
        P.O. Box 7066
        San Francisco, California 94120-7066
        Telefacsimile: 1-415-543-9538

     4. Share purchases are effected at the NAV next determined after the Account Application is received and accepted.

INITIAL PURCHASES BY MAIL

     1. Complete an Account Application. Indicate the services to be used.

     2. Mail the Account Application and a check for $2,500 or more, payable to "Stagecoach Funds (Name of Fund) (designate Class A, if applicable)," to the address set forth in "Initial Purchases by Wire."

     3. Share purchases will be effected at the NAV next determined after the Account Application is received and accepted.

AUTOSAVER PLAN PURCHASES

     The Company's AutoSaver Plan provides you with a convenient way to establish and automatically add to a Fund account on a monthly basis. To participate in the AutoSaver Plan, you must specify an amount ($100 or more) to be withdrawn automatically by the Transfer Agent on a monthly basis from a designated Approved Bank account. Wells Fargo Bank is an Approved Bank. The Transfer Agent withdraws and uses this amount to purchase shares of the specified Fund on your behalf on or about the fifth Business Day of each month. There are no separate fees charged to you by the Funds for participating in the AutoSaver Plan.

     You may change your investment amount, suspend purchases or terminate your election at any time by notifying the Transfer Agent at least five Business Days prior to any scheduled transaction.

TAX-DEFERRED RETIREMENT PLANS

     You may be entitled to invest in the Money Market Mutual Fund through a Plan Account or other tax-deferred retirement plan. Contact a Shareholder Servicing Agent (such as Wells Fargo Bank) or a Selling Agent for materials describing Plan Accounts available through it, and the benefits, provisions, and fees of such Plan Accounts. The minimum initial investment amount for Class A Shares of the Money Market Mutual Fund acquired through a Plan Account is $250.

     Pursuant to the Code, individuals who are not active participants (and who do not have a spouse who is an active participant) in certain types of retirement plans ("qualified retirement plans") may deduct contributions to an Individual Retirement Account ("IRA"), up to specified limits. Investment earnings in the IRA will be tax-deferred until withdrawn, at which time the individual may be in a lower tax bracket.

     The maximum annual deductible contribution to an IRA for individuals under age 70 1/2 is 100% of includible compensation up to a maximum of (i) $2,000 for single individuals; (ii) $4,000 for a married couple when both spouses earn income; and (iii) $2,250 when one spouse earns, or elects for IRA purposes to be treated as earning, no income (together the "IRA contribution limits").

     The IRA deduction is also available for single individual taxpayers and married couples who are active participants in qualified retirement plans but who have adjusted gross incomes which do not exceed certain specified limits. If their adjusted gross income exceeds these limits, the amount of the deductible contribution may be phased down and eventually eliminated.

     Any individual who works may make nondeductible contributions to an IRA in addition to any deductible contributions. Total aggregate deductible and nondeductible contributions are limited to the IRA contribution limits discussed above. Nondeductible contributions in excess of the applicable IRA contribution limit are "nondeductible excess contributions." In addition, contributions made to an IRA for the year in which an individual attains the age of 70 1/2, or any year thereafter, are also nondeductible excess contributions. Nondeductible excess contributions are subject to a 6% excise tax penalty which is charged each year that the nondeductible excess contribution remains in the IRA.

     An employer also may contribute to an individual's IRA by establishing a Simplified Employee Pension Plan through a Shareholder Servicing Agent or a Selling Agent, known as a SEP-IRA. Participating employers may make an annual contribution in an amount up to the lesser of 15% of earned income or $30,000, subject to certain provisions of the Code. Investment earnings will be tax-deferred until withdrawn.

     The foregoing discussion regarding IRAs is based on the Code and regulations in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting IRA contributions made by individuals or their employers. It is not intended as a substitute for careful tax planning. Investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further federal tax information is contained under the heading "Taxes" in this Prospectus and in the SAI.

     A Shareholder Servicing Agent or Selling Agent also may offer other types of tax-deferred or tax-advantaged plans, including a Keogh retirement plan for self-employed professional persons, sole proprietors and partnerships.

     Application materials for opening a tax-deferred retirement plan can be obtained from a Shareholder Servicing Agent or a Selling Agent. Return your completed tax-deferred retirement plan application to your Shareholder Servicing Agent or a Selling Agent for approval and processing. If your tax-deferred retirement plan application is incomplete or improperly filled out, there may be a delay before a Fund account is opened. You should ask your Shareholder Servicing Agent or Selling Agent about the investment options available to your tax-deferred retirement plan, since some of the funds in the Stagecoach Family of Funds may be unavailable as options. Moreover, certain features described herein, such as the AutoSaver Plan and the Systematic Withdrawal Plan, may not be available to individuals or entities who invest through a tax-deferred retirement plan.

ADDITIONAL PURCHASES

     You may make additional purchases of $100 or more by instructing the Funds' Transfer Agent to debit a designated Approved Bank account, by wire by instructing the wiring bank to transmit the specified amount as directed above for initial purchases, or by mail with a check payable to "Stagecoach Funds (name of Fund) (designate Class A, if applicable)" to the address set forth in "Initial Purchases by Wire". Write your Fund account number on the check and include the detachable stub from your Statement of Account or a letter providing your Fund account number.

PURCHASES THROUGH SELLING AGENTS

     You may place a purchase order for shares of the Funds through a broker/dealer or financial institution which has entered into a Selling Agreement with Stephens, as the Funds' Distributor ("Selling Agent"), by 9:00 a.m. (Pacific time) on any Business Day, including placing an order for which payment is to be made from your free cash credit balance in a securities account maintained with a Selling Agent. These purchase orders generally will be executed on the same day the order is placed if notice is provided to the Transfer Agent by 9:00 a.m. and federal funds are received by the Transfer Agent before the close of business. If your purchase order is received by a Selling Agent after 9:00 a.m. on any Business Day or federal funds are not received by the Transfer Agent before the close of business, then your purchase order generally will be executed on the next Business Day following the day your order is placed. The Selling Agent is responsible for the prompt transmission of your purchase order to the Funds. A Selling Agent which is a financial institution may be required to register as a dealer pursuant to applicable state securities laws, which may differ from federal law and any interpretations expressed herein.

PURCHASES THROUGH SHAREHOLDER SERVICING AGENTS

     Purchase orders for shares of the Funds may be transmitted to the Transfer Agent through any entity that has entered into a Shareholder Servicing Agreement with the Funds ("Shareholder Servicing Agent"), such as Wells Fargo Bank. See "Management and Servicing Fees -- Shareholder Servicing Agent."

     The Shareholder Servicing Agent may transmit a purchase order to the Transfer Agent, on your behalf, including a purchase order for which payment is to be transferred from an account with an Approved Bank or wired from a financial institution. If your order is transmitted by the Shareholder Servicing Agent to the Transfer Agent before 9:00 a.m. (Pacific time) and federal funds are received by the Transfer Agent before the close of business, the purchase order generally will be executed on the same day. If your Shareholder

Servicing Agent transmits your purchase order to the Transfer Agent after 9:00 a.m. or federal funds are not received by the Transfer Agent before the close of business, then your order will be executed on the next Business Day, except that automated investment program purchase orders transmitted through Shareholder Servicing Agents are executed at 1:00 p.m. on each Business Day. The Shareholder Servicing Agent is responsible for the prompt transmission of your purchase order to the Transfer Agent.

STATEMENTS AND REPORTS

     The Funds, or a Shareholder Servicing Agent on their behalf, will typically send you a monthly statement of your account after every month in which there has been a transaction that affects your share balance or your Fund account registration. The Funds do not issue share certificates. A statement with tax information will be mailed to you by January 31 of each year, and also will be filed with the IRS. At least twice a year, you will receive financial statements.

                                   DIVIDENDS

     The Funds intend to declare dividends on a daily basis payable to shareholders of record as of 9:00 a.m. (Pacific time). If your purchase order is received before 9:00 a.m. on any Business Day, you will begin earning dividends on the day your purchase order is effective and continue to earn dividends through the day prior to the date you redeem such shares. If your purchase order for shares is processed at 1:00 p.m. on any Business Day, you will begin earning dividends on the following Business Day and continue to earn dividends through the day on which you redeem your shares. Dividends for a Saturday, Sunday or Holiday are credited on the preceding Business Day. If you redeem shares before a dividend payment date, any dividends credited to you will be paid on the following dividend payment date unless you have redeemed all of the shares in your account, in which case you will receive your accrued dividends together with your redemption proceeds. The Funds will distribute any capital gains at least annually.

     Dividends declared in a month will be paid early in the following month. You have three options for receiving dividends and any capital gain distributions. They are discussed under "Additional Shareholder
Services -- Dividend and Distribution Options."

                              HOW TO REDEEM SHARES

     You may redeem all or a portion of your shares in a Fund on any Business Day without any charge by the Funds. Your shares will be redeemed at the next NAV calculated after the Funds have received your redemption request in proper form. Redemption proceeds may be more or less than the amount invested and, therefore, a redemption of shares in either Fund may result in a gain or loss for federal and state income tax purposes. The Funds ordinarily will remit your redemption proceeds within seven days after your redemption order is received in proper form, unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by the Funds of securities owned by them is not reasonably practicable or (b) it is not reasonably practicable for the Funds fairly to determine the value of their net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of security holders of the Funds. In addition, the Funds may hold payment on your redemption until reasonably satisfied that your invest-ments made by check have been collected (which can take up to 15 days from the purchase date). To ensure acceptance of your redemption request, please follow the procedures described below. Payment of redemption proceeds may be made in securities, subject to regulation by some state securities commissions.

     Due to the high cost of maintaining Fund accounts with small balances, the Funds reserve the right to close your account and send you the proceeds if the balance falls below the applicable minimum balance because of a redemption (including a redemption of shares of a Fund after an investor has made only the applicable minimum initial investment). You will be given 30 days' notice to make an additional investment to increase your account balance to an amount equal to or greater than the applicable minimum balance. For a discussion of applicable minimum balance requirements, see "Investing in the Funds -- How to Buy Shares."

REDEMPTIONS BY TELEPHONE

     Telephone redemption or exchange privileges are made available to you automatically upon opening an account, unless you specifically decline the privileges. Telephone redemption privileges authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. The Company will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Company and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTIONS BY MAIL

     1. Write a letter of instruction. Indicate the dollar amount or number of Fund shares you want to redeem. Refer to your Fund account number and give your social security or taxpayer identification number (where applicable).

     2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.

     3. Signature guarantees are not required for redemption requests unless redemption proceeds of $5,000 or more are to be paid to someone other than you at your address of record or your designated Approved Bank account, or other unusual circumstances exist which cause the Transfer Agent to determine that a signature guarantee is necessary or prudent to protect against unauthorized redemption requests. If required, a signature must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

     4. Mail your letter to the Transfer Agent at the mailing address set forth under "Investing in the Funds -- Initial Purchases by Wire."

     Unless other instructions are given in proper form, a check for your redemption proceeds will be sent to your address of record. The Transfer Agent may benefit from the use of your redemption proceeds until the check it issues to you for such redemption proceeds has cleared.

EXPEDITED REDEMPTIONS BY MAIL OR TELEPHONE

     You may request an expedited redemption of shares of a Fund by letter, in which case your receipt of redemption proceeds, but not the Fund's receipt of your redemption request, would be expedited. You also may request an expedited redemption of shares of a Fund by telephone on any Business Day, in which case both your receipt of redemption proceeds and the Fund's receipt of your redemption request would be expedited. You may request expedited redemption by telephone only if the total value of the shares redeemed is equal to $100 or more.

     You may request expedited redemption by telephone by calling the Transfer Agent at the telephone number listed on your transaction confirmation or by calling 800-222-8222.

     You may request expedited redemption by mail by mailing your expedited redemption request to the Transfer Agent at the mailing address set forth under "Investing in the Funds -- Initial Purchases by Wire."

     Upon request, proceeds of expedited redemptions of $5,000 or more will be wired or credited to an Approved Bank account designated in your Account Application or wired to the Selling Agent designated in your Account Application. The Company reserves the right to impose a charge for wiring redemption proceeds. When proceeds of your expedited redemption are to be paid to someone else, to an address other than that of record, or to an account with an Approved Bank or Selling Agent that you have not predesignated in your Account Application, your expedited redemption request must be made by letter and the signature(s) on the letter may be required to be guaranteed, regardless of the amount of the redemption. If your expedited redemption request is received by the Transfer Agent by 9:00 a.m. (Pacific time) on a Business Day, your redemption proceeds will be transmitted to your designated account with an Approved Bank or Selling Agent on the next Business Day (assuming your investment check has cleared as described above), absent extraordinary circumstances. Such extraordinary circumstances could include those described above as potentially delaying redemptions, and also could include situations involving an unusually heavy volume of wire transfer orders on a national or regional basis or communication or transmittal delays that could cause a brief delay in the wiring or crediting of funds. A check for proceeds of less than $5,000 will be mailed to your address of record, or, at your election, credited to an Approved Bank account designated in your Account Application.

     During periods of drastic economic or market activity or changes, you may experience problems implementing an expedited redemption by telephone. In the event you are unable to reach the Transfer Agent by telephone, you should consider using overnight mail to implement an expedited redemption. The Funds reserve the right to modify or terminate the expedited telephone redemption privilege at any time.

SYSTEMATIC WITHDRAWAL PLAN

     The Company's Systematic Withdrawal Plan provides you with a convenient way to have shares of a Fund redeemed from your account and the proceeds distributed to you on a monthly basis. You may participate in this plan only if you have a Fund account valued at

$10,000 or more as of the date of your election to participate, your dividend and capital gain distributions are being reinvested automatically and you are not a participant in the AutoSaver Plan at any time while participating in the Systematic Withdrawal Plan. You specify an amount ($100 or more) to be distributed by check to your address of record or deposited in your Approved Bank account designated in the Account Application. The Transfer Agent redeems sufficient shares and mails or deposits your redemption proceeds as instructed on or about the fifth Business Day prior to the end of each month. There are no separate fees charged to you by the Funds for participating in the Systematic Withdrawal Plan.

     You may change your withdrawal amount, suspend withdrawals or terminate your election at any time by notifying the Transfer Agent at least ten Business Days prior to any scheduled transaction. Your participation in the Systematic Withdrawal Plan will be terminated automatically if your Fund account is closed or, in some cases, if your Approved Bank account is closed.

REDEMPTIONS THROUGH SELLING AGENTS

     You may request a redemption of shares of a Fund through your Selling Agent. Redemption orders transmitted by a Selling Agent to the Transfer Agent before 9:00 a.m. (Pacific time) on any Business Day will be executed on that day. Redemption orders transmitted by a Selling Agent to the Transfer Agent after 9:00 a.m. on any Business Day will be executed on the next Business Day. The Selling Agent is responsible for the prompt transmission of your redemption order to the Funds.

     Unless you have made other arrangements with a Selling Agent, and the Transfer Agent has been informed of such arrangements, proceeds of a redemption order made by you through a Selling Agent will be credited to an account with an Approved Bank that you have designated in the Account Application. If no such account is designated, a check for the proceeds will be mailed to your address of record or, if such address is no longer valid, the proceeds will be credited to your account with the Selling Agent. You may request a check from the Selling Agent or may elect to retain the redemption proceeds in such account. The Selling Agent may charge you a service fee. In addition, it may benefit from the use of your redemption proceeds until the check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.

REDEMPTIONS THROUGH SHAREHOLDER SERVICING AGENTS

     You may request a redemption of shares of a Fund through your Shareholder Servicing Agent. Any redemption request made by telephone through your Shareholder Servicing Agent must redeem shares with a total value equal to $100 or more. Redemption orders transmitted by a Shareholder Servicing Agent to the Transfer Agent before 9:00 a.m. (Pacific time) will be executed on that day. Redemption orders transmitted by a Shareholder Servicing Agent to the Transfer Agent after 9:00 a.m. will be executed on the next Business Day, except that automated investment program redemption orders transmitted through Shareholder Servicing Agents are executed at 1:00 p.m. on each Business Day. The Shareholder Servicing Agent is responsible for the prompt transmission of your redemption order to the Funds.

     Unless you have made other arrangements with your Shareholder Servicing Agent, and the Transfer Agent has been informed of such arrangements, proceeds of a redemption order made by you through your Shareholder Servicing Agent will be credited to an account with the Approved Bank that you have designated in the Account Application. If no such account is designated, a check for the proceeds will be mailed to your address of record or, if such address is no longer valid, the proceeds will be credited to your account with your Shareholder Servicing Agent or to another account designated in your agreement with your Shareholder Servicing Agent.

                        ADDITIONAL SHAREHOLDER SERVICES

     The Company offers you a number of optional services. As noted above, you can take advantage of the AutoSaver Plan, the Systematic Withdrawal Plan, and Expedited Redemptions by Letter and Telephone. In addition, the Funds offer you three dividend and distribution payment options and an exchange privilege, which are described below.

DIVIDEND AND DISTRIBUTION OPTIONS

     When you fill out your Account Application, you can choose from three dividend and distribution options:

          A. The Automatic Reinvestment Option provides for the reinvestment of your dividends and capital gain distributions in additional shares of the same Class of the Fund which paid such dividends or capital gain distributions. Dividends and distributions declared in a month will be reinvested at NAV early in the following month. You are assigned this option automatically if you make no choice on your Account Application.

          B. The Automatic Clearing House Option permits you to have dividends and capital gain distributions deposited in your Approved Bank account designated in the Account Application. In the event your Approved Bank account is closed, your distribution will be held in a non-interest-bearing omnibus bank account established by the Funds' dividend disbursing agent on your behalf.

          C. The Check Payment Option lets you receive a check for all dividends and capital gain distributions, which will be mailed either to your designated address or a designated Approved Bank early in the month following declaration. If the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, your distributions will be held in a non-interest-bearing omnibus bank account established by the Funds' dividend disbursing agent on your behalf.

     The Company forwards moneys to the dividend disbursing agent so that it may issue you dividend checks under the Check Payment Option. The dividend disbursing agent may benefit from the temporary use of such moneys until these checks clear.

EXCHANGE PRIVILEGE

     Wells Fargo Bank advises a variety of other funds, each with its own investment objective and policies. The exchange privilege is a convenient way for you to buy shares in the other funds of the Stagecoach Family of Funds that are registered in your state of residence in order to respond to changes in your investment and savings goals or in market conditions. Before you make an exchange from a Fund into another fund of the Stagecoach Family of Funds, please observe the following:

     - You may exchange shares of the California Tax-Free Money Market Mutual Fund and Class A Shares of the Money Market Mutual Fund for shares of one of the Company's single-class funds, for Class A or Class B Shares of one of the Company's multi-class funds or for Retail Shares of another fund. You may also exchange shares of the California Tax-Free Money Market Mutual Fund for Class A Shares of the Money Market Mutual Fund and vice versa.

     - Obtain and carefully read the prospectus of the fund into which you want to exchange.

     - If you exchange into another fund with a sales charge, you must pay the difference between that fund's sales charge and any sales charge you already have paid in connection with the shares you are exchanging.

     - Each exchange, in effect, represents the redemption of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. A confirmation of each exchange transaction will be sent to you.

     - The dollar amount of shares you exchange must meet the minimum initial and/or subsequent investment amounts of the other fund.

     - The Company reserves the right to limit the number of times shares may be exchanged between funds, to reject any telephone exchange order, or otherwise to modify or discontinue exchange privileges at any time. Under SEC rules, subject to limited exceptions, the Company must notify you 60 days before it modifies or discontinues the exchange privilege.

     The procedures applicable to Fund share redemptions also apply to Fund share exchanges. In particular, because the only transaction orders that are processed at 1:00 p.m. are those that are received at that time through Shareholder Servicing Agents in connection with automated investment programs, exchange orders received through other means after 9:00 a.m. will be processed on the next day that is a Business Day for both funds involved in the exchange. In addition, a signature guarantee may be required for exchanges between shareholder accounts registered in identical names if the amount being exchanged is more than $25,000.

     To exchange shares, write the Transfer Agent at the mailing address under "Investing in the Funds - Initial Purchases by Wire" or call the Transfer Agent at the telephone number listed on your transaction confirmation, or contact your Shareholder Servicing Agent or Selling Agent. The procedures applicable to telephone redemptions, including the discussion regarding the responsibility for the authenticity of telephone instructions, are also applicable to telephone exchange requests. See "How to Redeem Shares - Expedited Redemptions by Letter and Telephone."

                         MANAGEMENT AND SERVICING FEES

INVESTMENT ADVISER

     Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as the Funds' investment adviser, provides investment guidance and policy direction in connection with the management of the Funds' assets. Wells Fargo Bank also furnishes the Board of Directors with periodic reports on the Funds' investment strategies and performance. For these services, Wells Fargo Bank is entitled to a monthly investment advisory fee at the annual rate of 0.40% of the average daily net assets of the Money Market Mutual Fund and 0.50% of the average daily net assets of the California Tax-Free Money Market Mutual Fund. From time to time, Wells Fargo Bank may waive such fees in whole or in part. Any such waiver will reduce expenses of the Funds and, accordingly, have a favorable impact on the Funds' yields. From time to time, each of the Funds, consistent with its investment objectives, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship. For the year ended December 31, 1994, Wells Fargo Bank was paid 0.40% of the average daily net assets of the Money Market Mutual Fund and 0.49% of the average daily net assets of the California Tax-Free Money Market Mutual Fund for its services as investment adviser.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

     Wells Fargo Bank also serves as the Funds' custodian and transfer and dividend disbursing agent. Wells Fargo Bank performs the custodial services at its address above. Under its Custody Agreement with Wells Fargo Bank, each Fund may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to each Fund's Custody Agreement. The transfer and dividend disbursing agency activities are performed at 525 Market Street, San Francisco, California 94105.

SHAREHOLDER SERVICING AGENT

     The Funds have entered into Shareholder Servicing Agreements with Wells Fargo Bank, and may enter into similar agreements with other entities. Under such agreements, Shareholder Servicing Agents (including Wells Fargo Bank) will, as agent for their customers, among other things: answer customer inquiries regarding account status and history and the manner in which purchases, exchanges and redemptions of Fund shares may be effected; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase, redemption and exchange transactions; arrange for the wiring of money; transfer money in connection with customer orders to purchase or redeem shares; verify shareholder signatures in connection with redemption and exchange orders and transfers and changes in accounts with Approved Banks; furnish (either separately or on an integrated basis with other reports sent to a shareholder by the Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases, redemptions and exchanges; furnish, on behalf of each of the Funds, proxy statements, annual reports, updated prospectuses and other communications to shareholders; receive, tabulate and send to the Fund proxies executed by shareholders; and provide such other related services as the Funds or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent receives a fee, which may be paid periodically, determined by a formula based upon the number of accounts serviced by the Shareholder Servicing Agent during the period for which payment is being made, the level of activity in such accounts during such period, and the expenses incurred by the Shareholder Servicing Agent. In no event will such fees, as calculated on an annualized basis for each Fund's then-current fiscal year, exceed the lesser of (1) 0.30% of the average daily net assets of the California Tax-Free Money Market Mutual Fund or 0.30% of the average daily net assets attributable to the Class A shares of the Money Market Mutual Fund, as represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or (2) an amount which equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Rules of Fair Practice of the NASD ("NASD Rules"). In no event will the portion of such fees that constitutes a "service fee," as that term is used by the NASD, exceed 0.25% of the average net asset value of a Fund or Class of a Fund, as the case may be.

     A Shareholder Servicing Agent may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Funds, such as requiring a minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent will be required to agree to disclose any fees it may directly charge its customers who are shareholders of a Fund and to notify them in writing at least 30 days before it imposes any transaction fees.

SPONSOR, ADMINISTRATOR AND DISTRIBUTOR

     Subject to the overall supervision of the Company's Board of Directors, Stephens provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Stephens also furnishes office space and certain facilities to conduct each Fund's business, and compensates the Company's Directors, officers and employees who are affiliated with Stephens. For these services, Stephens is entitled to a monthly fee at the annual rate of 0.03% of each Fund's average daily net assets. From time to time, Stephens may waive its fees from a Fund in whole or in part. Any such waivers will reduce a Fund's expenses and, accordingly, have a favorable impact on such Fund's yield.

     Stephens, as the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company pursuant to which Stephens is responsible for distributing Fund shares. The Company also has adopted a Distribution Plan on behalf of the California Tax-Free Money Market Mutual Fund and the Class A Shares of the Money Market Mutual Fund under the SEC's Rule 12b-1 ("Plans"). Under the Plan for the California Tax-Free Money Market Mutual Fund, the Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective shareholders of the Fund by paying on an annual basis up to 0.05% of the Funds' average daily net assets. Under the Plan for the Class A Shares of the Money Market Mutual Fund, the Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective Class A shareholders of the Fund by paying on an annual basis up to 0.05% of the average daily net assets attributable to the

Class A Shares of the Fund. The Plans provide only for the reimbursement of actual expenses. The Distribution Agreement provides that Stephens shall act as agent for the Funds for the sale of their shares and may enter into Selling Agreements with Selling Agents that wish to make available shares of the Funds to their respective customers. The Funds may participate in joint distribution activities with any of the other funds of the Company, in which event, expenses reimbursed out of the assets of the Funds may be attributable, in part, to the distribution-related activities of another fund of the Company. Generally, the expenses attributable to joint distribution activities will be allocated among each Fund and the other funds of the Company in proportion to their relative net asset sizes, although the Company's Board of Directors may allocate such expenses in any other manner that it deems fair and equitable. In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise.

     In addition, the Plans contemplate that, to the extent any fees payable pursuant to a Shareholder Servicing Agreement (discussed above) are deemed to be for distribution-related services, such payments are approved and payable pursuant to the Plans. Financial institutions acting as Selling Agents, Shareholder Servicing Agents, or in certain other capacities may be required to register as dealers pursuant to applicable state securities laws which may differ from federal law and any interpretations expressed herein.

FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce a Fund's expenses and, accordingly, have a favorable impact on such Fund's yield. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including advisory, shareholder servicing, transfer agency, custody and administration fees, payments pursuant to any Plans, interest, fees and expenses of independent auditors and legal counsel, and any extraordinary expenses. Expenses attributable to each Fund or Class are charged against the assets of the Fund or Class. General expenses of the Company are allocated among all of the funds of the Company, including the Funds, in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                                     TAXES

     By complying with the applicable provisions of the Code, the Money Market Mutual Fund will not be subject to federal income taxes with respect to net investment income and net realized capital gains distributed to its shareholders. Dividends from net investment income (including net short-term capital gains, if any) declared and paid by the Money Market Mutual Fund will be taxable as ordinary income to Fund shareholders. Whether you take dividend payments in cash or have them automatically reinvested in additional shares in the Money Market Mutual Fund, they will be taxable as ordinary income. Generally, dividends and distributions are taxable to shareholders at the time they are paid. However, dividends and distributions declared payable in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that such dividends or distributions are actually paid no later than January 31 of the following year. The Money Market Mutual Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year. The Money Market Mutual Fund does not expect its dividends to qualify for the dividends-received deduction allowed to corporate shareholders.

     By complying with the applicable provisions of the Code, the California Tax-Free Money Market Mutual Fund will not be subject to federal income taxes with respect to net investment income and net realized capital gains distributed to its shareholders, and the Fund's shareholders will not be subject to federal income taxes on any Fund dividends attributable to interest from tax-exempt securities. However, dividends attributable to interest from taxable securities and capital gains (if any) will be taxable to shareholders. In addition, by complying with the applicable provisions of the California Revenue and Taxation Code, the Fund dividends also will be exempt from California personal income tax to the extent such dividends are attributable to instruments that pay interest which would be exempt from California personal income taxes were such instruments held directly by an individual.

     The federal alternative minimum tax ("AMT") rules attempt to ensure that at least a minimum amount of tax is paid by corporate and high-income noncorporate taxpayers who obtain significant benefit from certain tax deductions and exemptions. These deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for the purposes of calculating AMT. Among the "tax preference items" and "adjustments" which must be considered when calculating the AMT is tax-exempt interest from private activity bonds issued after August 7, 1986. To the extent that the California Tax-Free Money Market Mutual Fund invests in private activity bonds, shareholders who pay the alternative minimum tax will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their federal AMT. Shareholders will be notified of the tax status of distributions made by the Funds. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in the California Tax-Free Money Market Mutual Fund. There are other adjustments that may also affect adjusted current earnings for the purposes of corporate AMT. Shareholders with questions or concerns about AMT should also consult their tax advisors.

     The Funds, or your Shareholder Servicing Agent on their behalf, will inform you of the amount and nature of such Fund dividends and capital gains. You should keep all statements you receive to assist in your personal record keeping. The Company is required to withhold, subject to certain exemptions, at a rate of 31% on dividends paid or credited to individual shareholders of the Funds, if a shareholder has not complied with IRS regulations or if a correct Taxpayer Identification Number, certified when required, is not on file with the Company or the Transfer Agent. In connection with this withholding requirement, you will be asked to certify on your Account Application that the social security or taxpayer identification number you provide is correct and that you are not subject to 31% back-up withholding for previous underreporting to the IRS.

     Foreign shareholders may be subject to different tax treatment, including a withholding tax. See "Federal Income Taxes -- Foreign Shareholders" in the SAI.

     Further federal tax considerations are discussed in the SAIs. All investors should consult their individual tax advisors with respect to their particular tax situations as well as the state and local tax status of investments in shares of the Funds.

                       PROSPECTUS APPENDIX -- ADDITIONAL
                              INVESTMENT POLICIES

FUND INVESTMENTS

  Money Market Mutual Fund

     The Money Market Mutual Fund may invest in the following:

       (i)  obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including government-sponsored enterprises ("U.S.
            Government obligations") (discussed below);

      (ii)  negotiable certificates of deposit, fixed time deposits, bankers'
            acceptances or other short-term obligations of U.S. banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC ("bank instruments");

     (iii)  commercial paper rated at the date of purchase P-1 by Moody's Investors
            Service, Inc. ("Moody's") or "A-1+" or "A-1" by Standard & Poor's
            Corporation ("S&P") ("rated commercial paper");

      (iv)  commercial paper unrated at the date of purchase but secured by a letter of credit from a U.S. bank that meets the above criteria for investment;

       (v) certain floating and variable rate instruments ("variable rate instruments") (discussed below);

      (vi) certain repurchase agreements ("repurchase agreements") (discussed below); and

     (vii)  short-term, U.S. dollar-denominated obligations of U.S. branches of foreign banks that at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets ("foreign bank obligations") (discussed below).

  California Tax-Free Money Market Mutual Fund

     The California Tax-Free Money Market Mutual Fund may invest in the following municipal obligations with remaining maturities not exceeding thirteen months:

       (i)  long-term municipal bonds rated at the date of purchase "MIG 1" or "MIG
            2" or, if no medium- or short-term rating is available, "Aa" or better by
            Moody's or "AA" or better by S&P;

      (ii)  medium-term municipal notes rated at the date of purchase "MIG 1" or "MIG
            2" (or "VMIG 1" or "VMIG 2" in the case of an issue having a variable rate with a demand feature) by Moody's or "SP-1+" or "SP-1" by S&P; and

     (iii)  short-term municipal commercial paper rated at the date of purchase "P-1"
            by Moody's or "A-1+" or "A-1+" by S&P.

     Pending the investment of proceeds from the sale of Fund shares or proceeds from sales of portfolio securities or in anticipation of redemptions or to maintain a "defensive" posture when, in the opinion of Wells Fargo Bank, as investment adviser, it is advisable to do so because of market conditions, the California Tax-Free Money Market Mutual Fund may elect to invest temporarily up to 20% of the current value of its total assets in cash reserves or the following taxable high-quality money market instruments:

       (i)  U.S. Government obligations;

      (ii)  bank instruments;

     (iii)  rated commercial paper;

      (iv)  repurchase agreements;

       (v)  foreign bank obligations; and

      (vi)  high-quality municipal obligations, the income from which may or may not be exempt from federal income taxes.

     Moreover, the California Tax-Free Money Market Mutual Fund may invest temporarily more than 20% of its total assets in such securities and in high-quality, short-term municipal obligations the interest on which is not exempt from federal income taxes to maintain a temporary defensive posture or in an effort to improve after-tax yield to the California Tax-Free Money Market Mutual Fund's shareholders when, in the opinion of Wells Fargo Bank, as investment adviser, it is advisable to do so because of unusual market conditions.

  Municipal Obligations

     Municipal bonds generally have a maturity at the time of issuance of up to 40 years. Medium-term municipal notes are generally issued in anticipation of the receipt of tax funds, of the proceeds of bond placements, or of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. From time to time, the California Tax-Free Money Market Mutual Fund may invest 25% or more of the current value of its total assets in certain "private activity bonds," such as pollution control bonds; provided, however, that such investments will be made only to the extent they are consistent with the Fund's fundamental policy of investing, under normal circumstances, at least 80% of its net assets in municipal obligations that are exempt from federal income taxes and not subject to the federal alternative minimum tax.

     For a further discussion of factors affecting purchases of municipal obligations by the California Tax-Free Money Market Mutual Fund, see "Special Considerations Affecting California Municipal Obligations" in the SAI.

  U.S. Government Obligations

     U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of agencies or instrumentalities of the

U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or the timing of receipt of payments due to their structure or contract terms.

  Other Investment Companies

     The California Tax-Free Money Market Mutual Fund also may invest in shares of other open-end investment companies that invest exclusively in high-quality short-term securities, provided however, that any such company has a fundamental policy of investing, under normal circumstances, at least 80% of its net assets in obligations that are exempt from federal income taxes and not subject to the federal alternative minimum tax. Such investment companies can be expected to charge management fees and other operating expenses that would be in addition to those charged to the Fund; however, the Fund's investment adviser has undertaken to waive its advisory fees with respect to that portion of the Fund's assets so invested. In no event may the Fund, together with any company or companies controlled by it, own more than 3% of the total outstanding voting stock of any such investment company, nor may the Fund, together with any such company or companies, invest more than 5% of its assets in any one such investment company or invest more than 10% of its assets in securities of all such investment companies combined.

  Floating- and Variable-Rate Instruments

     Certain of the debt instruments that the Funds may purchase bear interest at rates that are not fixed, but vary for example, with changes in specified market rates or indices or at specified intervals. Certain of these instruments may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. The Funds may, in accordance with SEC rules, account for these instruments as maturing at the next interest rate readjustment date or the date at which the Funds may tender the instrument back to the issuer, whichever is later. The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such obligations. With regard to the California Tax-Free Money Market Mutual Fund, Wells Fargo Bank, as investment adviser, may rely upon either an opinion of counsel or an IRS ruling regarding the tax-exempt status of these certificates. The Funds may invest in floating- and variable-rate obligations even if they carry stated maturities in excess of thirteen months, upon compliance with certain conditions of the SEC, in which case such obligations will be treated in accordance with these conditions as having maturities not exceeding thirteen months.

     Wells Fargo Bank, as investment adviser to the Funds, will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Events affecting the ability of the issuer of a demand instrument to make payment when due may occur between the time a Fund elects to demand payment and the time payment is due, thereby affecting such Fund's ability to obtain payment at par. Demand instruments whose demand feature is not exercisable within seven days may be treated as liquid, provided that an active secondary market exists.

  Repurchase Agreements

     The Funds may enter into repurchase agreements wherein the seller of a security to a Fund agrees to repurchase that security from such Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Funds may enter into repurchase agreements only with respect to U.S. Government obligations and other obligations that could otherwise be purchased by the participating Fund. All repurchase agreements will be fully collateralized based on values that are marked to market daily. While the maturities of the underlying securities in a repurchase agreement transaction may be greater than 13 months, the term of any repurchase agreement on behalf of the Fund will always be less than 13 months. If the seller defaults and the value of the underlying securities has declined, the participating Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the participating Fund's disposition of the security may be delayed or limited. The Funds will enter into repurchase agreements only with registered broker/dealers and commercial banks that meet guidelines established by the Board of Directors of the Funds and that are not affiliated with Wells Fargo Bank. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

  Letters of Credit

     Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations which the Funds are permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of Wells Fargo Bank, be of investment quality comparable to other permitted investments of the Fund.

  Foreign Obligations

     Each Fund may invest up to 25% of its assets in high-quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, interest may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

INVESTMENT POLICIES

     Each Fund's investment objective, as set forth in the "How the Funds
Work -- Investment Objectives and Policies" section, is fundamental; that is, it may not be changed without approval by the vote of the holders of a majority of such Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. In addition, any fundamental investment policy may not be changed without such shareholder approval. If the Company's Board of Directors determines, however, that a Fund's investment objective can best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company's Board may make such change without shareholder approval and will disclose any such material changes in the then-current prospectus.

     As matters of fundamental policy, the Funds may: (i) borrow from banks up to 10% of the current value of each of their net assets only for temporary purposes in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of each of their net assets (but investments may not be purchased by a Fund while any such outstanding borrowing in excess of 5% of its net assets exists); (ii) not make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in a public or private offering; and (iii) not invest more than 25% of their assets (i.e. , concentrate) in any particular industry, excluding, (a) investments in municipal securities by the California Tax-Free Money Market Mutual Fund (for the purpose of this restriction, private activity bonds shall not be deemed municipal securities if the payments of principal and interest on such bonds is the ultimate responsibility of nongovernmental users),
(b) U.S. Government obligations, and (c) obligations of domestic banks (for purposes of this restriction, domestic bank obligations do not include obligations of foreign branches of U.S. banks and obligations of U.S. branches of foreign banks).

     As a matter of nonfundamental policy: (i) the Money Market Mutual Fund may not purchase securities of any issuer (except for U.S. Government obligations, for certain temporary purposes and for certain guarantees and unconditional puts) if as a result more than 5% of the value of the Money Market Mutual Fund's total assets would be invested in the securities of such issuer or the Money Market Mutual Fund would own more than 10% of the outstanding voting securities of such issuer; (ii) the Money Market Mutual Fund may not invest more than 10% of the current value of its net assets in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days; and (iii) the California Tax-Free Money Market Mutual Fund may not invest more than 10% of the current value of its net assets in repurchase agreements having maturities of more than seven days, illiquid securities and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days. With respect to item (i), it may be possible that the Company would own more than 10% of the outstanding voting securities of an issuer.

     For purposes of complying with the Code, the California Tax-Free Money Market Mutual Fund will diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the California Tax-Free Money Market Mutual

Fund's assets is represented by cash, U.S. Government obligations and other securities limited in respect of any one issuer to an amount not greater than 5% of the California Tax-Free Money Market Mutual Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or of two or more issuers which the taxpayer controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

     In addition, at least 65% of the California Tax-Free Money Market Mutual Fund's total assets are invested (under normal market conditions) in municipal obligations that pay interest which is exempt from California personal income taxes. However, as a matter of general operating policy, the California Tax-Free Money Market Mutual Fund seeks to have substantially all of its assets invested in such municipal obligations.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                     SPONSOR, DISTRIBUTOR AND ADMINISTRATOR

                                 Stephens Inc.
                               111 Center Street
                          Little Rock, Arkansas 72201

    INVESTMENT ADVISER, TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN

                             Wells Fargo Bank, N.A.
                                 P.O. Box 7066
                      San Francisco, California 94120-7066

                                 LEGAL COUNSEL

                              Morrison & Foerster
                         2000 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20006

  For more information about the Funds, simply call 1-800-222-8222, or write:

                             Stagecoach Funds, Inc.
                      c/o Stagecoach Shareholder Services
                             Wells Fargo Bank, N.A.
                                 P.O. Box 7066
                      San Francisco, California 94120-7066

------------------------------------------------------------------------------------------------------------------------
   STAGECOACH FUNDS:
   ---------------------------------------------------------------------------------------------------------------------
   - are NOT FDIC insured                                 Money Market Mutual Funds seek to maintain a
   - are NOT guaranteed by Wells Fargo Bank               stable net asset value of $1.00 per share;      LOGO
   - are NOT deposits or obligations of the Bank          however, there can be no assurance that the
   - involve investment risk, including possible loss     funds will meet this objective.
     of principal
------------------------------------------------------------------------------------------------------------------------

                                                                         BUS 182
                                                                          (1/96)